SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2002

SCPIE HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12449 (Commission File Number)	95-4557980 (I.R.S. Employer Identification No.)

1888 Century Park East, Suite 800
Los Angeles, California 90067
(Address of Principal Executive Offices)

(310) 551-5900
(Registrant’s telephone number, including area code)

This Current Report on Form 8-K/A is filed by SCPIE Holdings Inc., a Delaware corporation (“SCPIE”), in connection with the matters described herein, and amends, restates and supercedes SCPIE’s Form 8-K filed December 20, 2002, in its entirety to correct a typographical error regarding the date of the press release filed herewith.

Item 5.  Other Events.

On December 18, 2002, SCPIE entered into a Quota Share Retrocession Agreement with GoshawK Reinsurance Limited (“GoshawK Re”), pursuant to which SCPIE will cede to GoshawK Re substantially all of SCPIE’s future assumed reinsurance earned premiums and a portion of SCPIE’s June 30, 2002, unearned premiums and future written premiums related to SCPIE’s assumed reinsurance business for the 2001 and 2002 underwriting years. A copy of a press release issued by SCPIE concerning the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.

99.1	Press Release, dated December 19, 2002, issued by SCPIE Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2002	SCPIE HOLDINGS INC.

	By:	/s/ ROBERT B. TSCHUDY
	Name:	Robert B. Tschudy
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release, dated December 19, 2002, issued by SCPIE Holdings Inc.